Exhibit 99.2

        NETWORK EQUIPMENT TECHNOLOGIES, INC. AND CONSOLIDATED AFFILIATES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Network Equipment Technologies, Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. McGrath, Jr. Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John F. McGrath
-----------------------
John F. McGrath
Chief Financial Officer
November 8, 2002


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